[AMERICAN BEACON FUNDS LOGO]

Supplement Dated January 24, 2007 to the Prospectuses dated March 1, 2006
-------------------------------------------------------------------------------

ALL FUNDS - AMR, INSTITUTIONAL, PLANAHEAD, AND SERVICE CLASS PROSPECTUSES

Wyatt Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and a member of the portfolio management team for the Funds, except for the Short-Term Bond, Money Market, Municipal Money Market, and U.S. Government Money Market Funds. From January 2004 to January 2007, Mr. Crumpler was Managing Director of Corporate Accounting at American Airlines, Inc. Prior to that time, he was Director of IT Strategy and Finance for American Airlines, Inc. The Funds' Statement of Additional Information ("SAI") provides additional information about Mr. Crumpler and the other members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.